Exhibit 99.10

INTELLECTUAL PROPERTY SECURITY AGREEMENT FOR COPYRIGHTS AND MASK WORKS

This Intellectual Property Security Agreement for Copyrights and Mask Works (“Agreement”) dated February 22, 2010 is between Lightning Poker, Inc. (“Grantor”) and The Co-Investment Fund II, L.P. (“Lenders’ Agent”), on behalf of the Lenders (as hereinafter defined).

RECITALS

A.           Lenders’ Agent and other Lenders will make advances to Grantor (“Loans”) as described in the Loan Agreement dated of even date herewith between Grantor, Lenders’ Agent, and the other lenders (the “Lenders”) named therein, (the “Loan Agreement”), but only if Grantor grants Lenders’ Agent, on behalf of the Lenders and in accordance with the terms of the Loan Agreement, a security interest in its intellectual property, including copyrights and mask works.

B.           Grantor has granted Lenders’ Agent, for the benefit of the Lenders, a security interest in all of its right, title and interest, presently existing or later acquired, in and to all the Collateral described in the Security Agreement dated of even date herewith (the “Security Agreement”) executed by Grantor, the Lenders and Lenders’ Agent contemporaneously with the Loan Agreement.

NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, and intending to be legally bound, the parties hereto mutually agree as follows:

1. DEFINITIONS

Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement and the Security Agreement.  In addition, the following terms, as used in this Agreement, have the following meanings:

“Intellectual Property Collateral” means:

(i) Each of the copyrights and works which are capable of being protected as copyrights (including all of Grantor’s right to the copyright registrations listed on Exhibit A, attached hereto, as the same may be updated hereafter from time to time and all other original works of authorship and derivative works thereof, whether registered or non-registered, and applications for registration pertaining thereto), which are presently owned by Grantor, in whole or in part, and all copyrights with respect thereto throughout the world, and all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such copyrights provided, however, that “Intellectual Property Collateral” shall not include any rights in or to works created by or on behalf of Grantor as a “work for hire” for others or which Grantor assigns to others in its ordinary course of business;

(ii) All of Grantor’s right, title, and interest to file applications for copyright registration under federal or state copyright law or regulation of any foreign country, and the right (without obligation) to sue in the name of Grantor or in the name of Lenders’ Agent for past, present, and future infringements of the copyrights, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

(iii) Each of the mask works and works which are capable of being protected as mask works (including all of Grantor’s right to the mask work registrations listed on Exhibit B, attached hereto, as the same may be updated hereafter from time to time) and all applications for mask work registration, which are presently owned by Grantor, in whole or in part, and all rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to extend such mask work registrations;

(iv) All of Grantor’s right, title, and interest to file applications for mask work registration under federal and state law or regulation of any foreign country, the right (without obligation) to sue in the name of Grantor or in the name of Lenders’ Agent for past, present, and future infringements of the mask work registrations, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

(v) All general intangibles relating to the foregoing; and

(vi) All proceeds of any and all of the foregoing (including, without limitations, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

Notwithstanding the foregoing, “Intellectual Property Collateral” shall not include any license, property or contract right the granting of a security interest in which would be prohibited by law or contract.

“Obligations” means the Debt as defined in the Security Agreement.

2. GRANT OF SECURITY INTEREST.

Grantor hereby grants Lenders’ Agent, for the benefit of the Lenders, a first-priority security interest in all of Grantor’s right, title, and interest in and to the Intellectual Property Collateral to secure the Obligations.

This security interest is granted in conjunction with the security interest granted under the Loan Agreement and Security Agreement, and the Intellectual Property Security Agreement for Patents and Trademarks dated of even date herewith.  Lenders’ Agent’s rights and remedies in the security interest are in addition to those in the Loan Agreement, the Security Agreement, and the Intellectual Property Security Agreement for Patents and Trademarks, and those available in law or equity.  Lenders’ Agents’ rights, powers and interests are cumulative with every right, power or remedy provided hereunder.  Lenders’ Agent’s exercise of its rights, powers or remedies in this Agreement, the Loan Agreement or any other Loan Document (as defined in the Loan Agreement), and does not preclude the simultaneous or later exercise of any or all other rights, powers or remedies.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

Grantor hereby represents, warrants, and covenants that:

3.1 Copyrights; Mask Works

(i) A true and complete schedule setting forth all copyright registrations owned or controlled by Grantor, together with a summary description in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit A;

(ii) A true and complete schedule setting forth all mask work registrations owned or controlled by Grantor, together with a summary description in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit B;

3.2 Validity; Enforceability.  To the Grantor’s knowledge and belief, each of the copyrights and mask works is valid and enforceable, and Grantor is not presently aware of any past, present, or prospective claim by any third party that any of the copyrights or mask works are invalid or unenforceable, or that the use of any copyrights or mask works violates the rights of any third person, or of any basis for any such claims;

3.3 Title.  To the Grantor’s knowledge and belief, Grantor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the copyrights, copyright registrations, mask works, and mask work registrations free and clear of any liens, charges, and encumbrances, including pledges and assignments, or has the rights to use the same under a valid license; provided, however, that it is understood and agreed that Grantor has not done exhaustive prior art searches or other searches with respect to such property;

3.4 Notice.  To the Grantor’s knowledge and belief, Grantor has used and will continue to exercise reasonable efforts to use proper statutory notice in connection with its use of each of the copyrights and mask works; and

3.5 Perfection of Security Interest.   Except for the filing of a financing statement with the Secretary of the Commonwealth of Pennsylvania and filings with the United States Copyright Office necessary to perfect the security interests created hereunder, to the Grantor’s knowledge and belief no authorization, approval, or other action by, and no notice to or filing with, any governmental  authority or regulatory body in the United States is required either for the grant by Grantor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Grantor or for the perfection of or the exercise by Lenders’ Agent of its rights hereunder with respect to the Intellectual Property Collateral.

4. AFTER-ACQUIRED COPYRIGHT OR MASK WORK RIGHTS.

If Grantor shall obtain ownership rights to any new copyrights or mask works the provisions of this Agreement shall automatically apply thereto.  Grantor shall, upon reasonable request by Lenders’ Agent, provide a report from time to time in writing to Lenders’ Agent with respect to any such new copyrights or mask works, or renewal or extension of any copyright or mask work registration.  Grantor shall bear any expenses incurred in connection with future copyright or mask work registrations.

5. LITIGATION AND PROCEEDINGS.

Grantor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and at its own expense, such suits, administrative proceedings, or other actions for infringement or other damages as are in its reasonable business judgment necessary and appropriate to protect the Intellectual Property Collateral.  Grantor shall provide to Lenders’ Agent any non-privileged information with respect thereto requested by Lenders’ Agent.  Lenders’ Agent shall provide at Grantor’s expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party.  Following Grantor’s becoming aware thereof, Grantor shall notify Lenders’ Agent of the institution of, or any adverse determination in, any proceeding in the United States Copyright Office, or any United States, state, or foreign court regarding Grantor’s claim of ownership in any of the copyrights or mask works, its right to apply for the same, or its right to keep and maintain such copyright or mask work right.

6. POWER OF ATTORNEY.

To the extent it does not adversely affect the validity of the Intellectual Property Collateral, Grantor grants Lenders’ Agent power of attorney, coupled with an interest, having the full authority, and in the place of Grantor and in the name of Grantor, from time to time during the occurrence and continuance of an Event of Default in Lenders’ Agent’s discretion, to take any action and to execute any instrument which Lenders’ Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, as may be subject to the provisions of this Agreement: to endorse Grantor’s name on all applications, documents, papers, and instruments necessary for Lenders’ Agent to use or maintain the Intellectual Property Collateral; to ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Intellectual Property Collateral; to file any claims or take any action or institute any proceedings that Lenders’ Agent may deem necessary for the collection of any of the Intellectual Property Collateral or otherwise to enforce Grantor’s or the Lenders’ rights with respect to any of the Intellectual Property Collateral and to assign, pledge, convey, or otherwise transfer title in or dispose of the Intellectual Property Collateral to any person.

7. EVENTS OF DEFAULT.

An Event of Default (as defined in the Security Agreement) shall be an Event of Default under this Agreement.

8. SPECIFIC REMEDIES.

Upon the occurrence and continuation of any Event of Default, Lenders’ Agent shall have, in addition to, other rights given by law or in this Agreement, the Loan Agreement, the Security Agreement, the Intellectual Property Security Agreement for Patents and Trademarks, or in the Notes, all of the rights and remedies with respect to the Intellectual Property Collateral of a secured party under the Code, including the following:

8.1 Notification.  Lenders’ Agent may notify licensees to make royalty payments on license agreements directly to Lenders’ Agent for the benefit of the Lenders; and

8.2 Sale.  Lenders’ Agent may sell or assign the Intellectual Property Collateral at public or private sale for such amounts, and at such time or times as Lenders’ Agent deems advisable.  Any requirement of reasonable notice of any disposition of the Intellectual Property Collateral shall be satisfied if such notice is sent to Grantor thirty days prior to such disposition.  Grantor shall be credited with the net proceeds of such sale only when they are actually received by Lenders’ Agent, and Grantor shall continue to be liable for any deficiency remaining after the Intellectual Property Collateral is sold or collected.  If the sale is to be a public sale, Lenders’ Agent shall also give notice of the time and place by publishing a notice one time at least ten days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held.  To the maximum extent permitted by applicable law, Lenders’ Agent may be the purchaser of any or all of the Intellectual Property Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Intellectual Property Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any collateral payable by Lenders’ Agent at such sale.

9. CHOICE OF LAW

The Code shall govern the perfection and the effect of attachment and perfection of the Lenders' security interest in the Collateral, and the rights, duties and obligations of the Lenders, the Lenders’ Agent and Grantor with respect to the Intellectual Property Collateral.  This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of that State.

10. GENERAL PROVISIONS.

10.1 Effectiveness.  This Agreement shall be binding and deemed effective when executed by Grantor and Lenders’ Agent.

10.2 Successors and Assigns.  This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Grantor may not assign the Agreement or any rights or duties hereunder without Lenders’ Agent’s prior written consent and any prohibited assignment shall be absolutely void.  Lenders’ Agent may assign this Agreement and its rights and duties hereunder, subject only to Section 6 of the Loan Agreement and no consent or approval by Grantor is required in connection with any such assignment.

10.3 Section Headings.  Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each section applied equally to this entire Agreement.

10.4 Interpretation.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lenders’ Agent or Grantor, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

10.5 Severability of Provisions.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

10.6 Amendments in Writing.  This Agreement can only be amended by a writing signed by both Lenders’ Agent and Grantor.

10.7 Counterparts; Telefacsimile Execution.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

10.8 Fees and Expenses.  Grantor shall pay to Lenders’ Agent reasonable costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Intellectual Property Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the Lenders arising out of the transactions contemplated hereby (including preparations for the consultations concerning any such matters).  The foregoing shall not be construed to limit any other provisions of this Agreement or the Loan Documents regarding costs and expenses to be paid by Grantor.

10.9 Notices.   Except as otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the provisions of Section 12(c) of the Security Agreement.

10.10 Termination by Agent.  Lenders’ Agent shall release its security interest in the Intellectual Property Collateral at such time as the non-contingent Obligations have been fully and finally discharged, the outstanding Notes have been paid in full, and the Lenders’ obligation to provide additional credit under the Loan Agreement has been terminated, and in such event at the reasonable request of Grantor, Lenders and Lenders’ Agent each shall, at Grantor’s expense, make such filings with the State of Delaware and the United States Patent and Trademark Office as may be deemed by Grantor to be necessary or appropriate to evidence such release and terminate any financing statement nor notice relating to the liens and security interests created hereby.  In the event that, for any reason, any portion of such payments to the Lenders is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made.

10.11 Integration.  This Agreement, together with the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

10.12 Resolution of Conflicts.    In the event that any express provision or term of this Agreement conflicts with the express provisions and terms of the Loan Agreement, the provision or term in the Loan Agreement shall control.

10.13 Confidentiality.  Lenders and Lenders’ Agent acknowledge and agree that the information set forth in Exhibit A and Exhibit B attached hereto (the “IP Information”) contains proprietary information of Grantor, including trade secrets and that disclosure of the IP Information to third parties could adversely affect the value of the Intellectual Property Collateral.  Accordingly, Lenders and Lenders’ Agent agree to keep the IP Information strictly confidential and to ensure that the IP Information is not disclosed to any third parties.  Grantor agrees to assist Lenders’ Agent in creating a summary version of the IP Information as may be necessary for filing with the United States Patent and Trademark Office and any other applicable filing offices to perfect the security interest created hereunder while avoiding unnecessary disclosure.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

GRANTOR:

LIGHTNING POKER, INC.

By:	/s/ Robert Ciunci
Title:	Chief Financial Officer

LENDERS’ AGENT:

THE CO-INVESTMENT FUND II, L.P.
By:	Co-Invest Management II, L.P.
its general partner
By:	Co-Invest Capital Partners, Inc.
its general partner

By:	/s/ Brian Adamsky
Title:	CFO & Treasurer

EXHIBIT A

Copyrights

Lightning Poker Software
Versions:

1.0.2
1.1.0
1.1.0 1
1.1.3
1.1.5
1.2.0
1.2.1
1.3.6
1.4.2

EXHIBIT B

Mask Works

None